Exhibit 10.2
FIFTH AMENDMENT dated as of July 8, 2026 (this “Amendment”), among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”), KRAFT HEINZ FOODS COMPANY, a Pennsylvania limited liability company (the “Parent Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, reference is made to the Credit Agreement dated as of July 8, 2022 (as amended by that certain First Amendment dated as of July 21, 2023, that certain Second Amendment dated as of June 21, 2024, that certain Third Amendment dated as of September 27, 2024, that certain Fourth Amendment dated as of July 8, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Kraft Heinz, the Parent Borrower, the other Borrowers from time to time party thereto, the Lenders from time to time party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), pursuant to which the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;
WHEREAS, the Parent Borrower has requested that the Credit Agreement be amended to extend the Revolving Maturity Date to July 8, 2031;
WHEREAS, the Lenders party hereto (which constitute at least the Required Lenders), the Administrative Agent, each Swingline Lender and each Issuing Bank are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and
WHEREAS, Kraft Heinz and the Parent Borrower appoint each of JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada and Wells Fargo Securities, LLC to act as the revolving joint lead arrangers and revolving joint bookrunners for this Amendment and the extension of the Revolving Maturity Date contemplated hereby (in such capacities, the “Amendment Arrangers”).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.Revolving Maturity Date Extension. Each Person listed on Schedule 2.01 hereto (collectively, the “Extending Lenders”), each Swingline Lender and each Issuing Bank agrees that, subject to the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, on and as of the Fifth Amendment Effective Date (as defined below), the term “Revolving Maturity Date” set forth in Section 1.01 of the Credit Agreement shall be modified to replace “July 8, 2030” in clause (a) of the definition of such term with “July 8, 2031”.

SECTION 3.Concerning Revolving Commitments. (a) The Extending Lender that is not a Lender immediately prior to the effectiveness of this Amendment (such Extending Lender being referred to as the “New Lender”) agrees that, on and as of the Fifth Amendment Effective Date, the New Lender will have a Multicurrency Tranche Revolving Commitment in an amount set forth opposite its name on Schedule 2.01 hereto. On and as of the Fifth Amendment Effective Date, (i) the New Lender shall become a party to, and a Multicurrency Tranche Revolving Lender under, the Credit Agreement, and shall be entitled to all the rights of, and benefits accruing to, Multicurrency Tranche Revolving Lenders under the Credit Agreement, and shall be bound by all agreements, acknowledgements and other obligations of Multicurrency Tranche Revolving Lenders under the Credit Agreement, and (ii) for the avoidance of doubt, the New Lender hereby consents to the extension of the Revolving Maturity Date as set forth in Section 2 hereof. To the extent such consent is required pursuant to the Credit Agreement, each of the Administrative Agent, the Swingline Lenders and the Issuing Banks hereby approves the identity of the New Lender as a Multicurrency Tranche Revolving Lender.
(a)Each party hereto acknowledges and agrees that, on and as of Fifth Amendment Effective Date, Schedule 2.01 hereto sets forth all the Revolving Commitments of all the Lenders (and no Person whose name does not appear on such schedule shall have, or shall be deemed to have, as of the Fifth Amendment Effective Date, a Revolving Commitment under the Credit Agreement). Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 hereto.
(b)Each party hereto acknowledges and agrees that, on the Fifth Amendment Effective Date, the Multicurrency Tranche Revolving Percentages of the Multicurrency Tranche Revolving Lenders, and their respective Letter of Credit Exposures and Swingline Exposures, shall automatically be adjusted to give effect to Schedule 2.01 hereto. In furtherance of the foregoing, each party hereto hereby further acknowledges and agrees that, as of the Fifth Amendment Effective Date, no Person that was a Multicurrency Tranche Revolving Lender immediately prior to the effectiveness of this Agreement but that is not an Extending Lender (such Person, a “Non-Extending Lender”) shall have any obligation in respect of any drawing under or participation in any Letter of Credit.
SECTION 4.Representations and Warranties. Each of Kraft Heinz and the Parent Borrower hereby represents and warrants that:
(a)The execution, delivery and performance of this Amendment are within the corporate or limited liability company powers of Kraft Heinz or the Parent Borrower, as applicable, and have been duly authorized by all necessary corporate or limited liability company action on the part of Kraft Heinz or the Parent Borrower, as applicable. This Amendment has been duly executed and delivered by Kraft Heinz and the Parent Borrower and is a legal, valid and binding obligation of Kraft Heinz and the Parent Borrower, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(b)On and as of the Fifth Amendment Effective Date, after giving effect to this Amendment, the representations and warranties of Kraft Heinz and the Parent Borrower contained in Section 4.01 of the Credit Agreement are true and correct in all material respects (in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language, in all respects).

(c)On and as of the Fifth Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.Effectiveness. This Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) on which:
(a)This Amendment shall have been executed by the Administrative Agent, and the Administrative Agent shall have received from Kraft Heinz, the Parent Borrower, each Extending Lender (which shall constitute at least the Required Lenders), each Swingline Lender and each Issuing Bank a counterpart of this Amendment signed on behalf of such Person (which, subject to Section 9.10 of the Credit Agreement, may include any Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page).
(b)The Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and executed by a Responsible Officer of the Parent Borrower, confirming the accuracy of the representations and warranties set forth in Section 4 hereof.
(c)The Administrative Agent shall have received from the Parent Borrower, for the account of the Non-Extending Lender, all Unused Line Fees and Letter of Credit Participation Fees and all other amounts owing to the Non-Extending Lender under the Loan Documents.
(d)The Administrative Agent shall have received, for the account of the Extending Lenders, payment in full in cash of all fees due to the Extending Lenders as separately agreed by Kraft Heinz and the Parent Borrower.
(e)Immediately prior to the Fifth Amendment Effective Date, no Revolving Borrowings shall be outstanding.
The Administrative Agent shall notify Kraft Heinz, the Parent Borrower and the Lenders of the Fifth Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lenders, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement. Nothing herein shall be deemed to entitle Kraft Heinz or the Parent Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(a)On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import, and each reference to the Credit Agreement in any other Loan Document, in each case, shall refer to the Credit Agreement as amended hereby. For the avoidance of doubt, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b)It is agreed that the Amendment Arrangers and their Related Parties shall be entitled to the benefits of Sections 9.04(a) and 9.04(c) of the Credit Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Revolving Arrangers and theirs Related Parties are entitled to the benefits of such Sections in respect of the preparation, execution and delivery of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.
SECTION 7.Applicable Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.
SECTION 8.Incorporation by Reference. The provisions of Sections 9.10, 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.
THE KRAFT HEINZ COMPANY,
By:
    /s/ Matt Nochowitz
Name: Matt Nochowitz
Title: Treasurer
KRAFT HEINZ FOODS COMPANY,
By:
    /s/ Matt Nochowitz
Name: Matt Nochowitz
Title: Treasurer
[Fifth Amendment Kraft Heinz Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent, an
Issuing Bank and a Swingline Lender,
By:
    /s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director
[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
Bank of America, N.A.

By:
/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Managing Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
BARCLAYS BANK PLC
as a Lender, Issuing Bank and a Swingline Lender

By:
/s/ Mark Walton
Name: Mark Walton
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
CITIBANK, N.A.

By:
/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
DEUTSCHE BANK AG NEW YORK BRANCH

By:
/s/ Marko Lukin
Name: Marko Lukin
Title: Director

By:
/s/ Kelvyn Correa
Name: Kelvyn Correa
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
MORGAN STANLEY BANK, N.A.

By:
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
MORGAN STANLEY SENIOR FUNDING, INC.

By:
/s/ Michael King
Name: Michael King
Title: Vice President

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
Royal Bank of Canada, as a Lender and Issuing Bank

By:
/s/ John Flores
Name: John Flores
Title: Authorized Signatory

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
Wells Fargo Bank, National Association

By:
/s/ Ryan Tegeler
Name: Ryan Tegeler
Title: Executive Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
BANCO SANTANDER, S.A., NEW YORK BRANCH

By:
/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:
/s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Executive Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
BNP PARIBAS, as a Lender

By:
/s/ David Foster
Name: David Foster
Title: Managing Director

By:
/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
Credit Agricole Corporate and Investment Bank

By:
/s/ Gordon Yip
Name: Gordon Yip
Title: Director

By:
/s/ Felix Vasquez
Name: Felix Vasquez
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
DBS Bank Ltd.

By:
/s/ Goh Soo Ching
Name: Goh Soo Ching
Title: Assistant Vice President

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
GOLDMAN SACHS BANK USA

By:
/s/ Ananda DeRoche
Name: Ananda DeRoche
Title: Authorized Signatory

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
HSBC Bank USA, National Association

By:
/s/ James Smith
Name: James Smith
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
MIZUHO BANK, LTD.

By:
/s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
MUFG Bank, Ltd.

By:
/s/ Cameron Farrell
Name: Cameron Farrell
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:
/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
UBS AG, STAMFORD BRANCH
as a Lender

By:
/s/ Joseline Fernandes
Name: Joseline Fernandes
Title: Director

By:
/s/ Massimo Ippolito
Name: Massimo Ippolito
Title: Associate Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
U.S. BANK NATIONAL ASSOCIATION

By:
/s/ Christi K. Shaw
Name: Christi K. Shaw
Title: Vice President

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
AgFirst Farm Credit Bank

By:
/s/ Shawn Cromer
Name: Shawn Cromer
Title: AVP - Capital Markets

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:
/s/ Cara Younger
Name: Cara Younger
Title: Managing Director

By:
/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
CoBank, ACB

By:
/s/ Bentley Hodges
Name: Bentley Hodges
Title: Vice President

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
Commerzbank AG, New York Branch

By:
/s/ John Farrell
Name: John Farrell
Title: Director

By:
/s/ Robert Sullivan
Name: Robert Sullivan
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
Coöperatieve Rabobank U.A., New York Branch

By:
/s/ Brady McMonigal
Name: Brady McMonigal
Title: Executive Director

By:
/s/ Yacouba Kane
Name: Yacouba Kane
Title: Executive Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
ING Bank N.V., Dublin Branch, as a Lender

By:
/s/ Rory Fitzgerald
Name: Rory Fitzgerald
Title: Director

By:
/s/ Louise Gough
Name: Louise Gough
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO
THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT OF
THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY
Name of Lender (with each Lender that is an Issuing Bank or a Swingline Lender executing this Amendment in its capacities both as a Lender and as an Issuing Bank and a Swingline Lender, as applicable):
SOCIETE GENERALE,
as a Lender

By:
/s/ Shelley Yu
Name: Shelley Yu
Title: Director

[Fifth Amendment Kraft Heinz Credit Agreement]